UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 4, 2026
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Central Bancompany, Inc.
(Exact name of registrant as specified in its charter)
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Missouri (State or other jurisdiction of incorporation or organization)	001-42965 (Commission File Number)	43-0959114 (I.R.S. Employer Identification Number)
238 Madison Street Jefferson City, MO 65101
(Address of principal executive offices and zip code)
(573) 634-1111
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	CBC	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

INTRODUCTORY NOTE

This Amendment No. 1 to the Current Report on Form 8K/A is being filed with the Securities and Exchange Commission to amend the Current Report filed by Central Bancompany Inc. on February 5, 2026, the (“Existing 8-K”), to amend Exhibit 10.2 - Form of Performance-Based Restricted Stock Unit Award Issued Pursuant to the Central Bancompany, Inc. 2025 Equity Incentive Plan. A copy of the correct Exhibit 10.2 is included herewith as Exhibit 10.1 and should supersede Exhibit 10.2 in the Existing 8-K.
This Amendment No.1 does not amend any other item of the Existing 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Existing 8-K. Except as noted, the Existing 8-K remains unchanged.

Item 9.01 - Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description

10.1	Form of Performance-Based Restricted Stock Unit Award Issued Pursuant to the Central Bancompany, Inc. 2025 Equity Incentive Plan

104	The XBRL tags on the cover page of this Form 8-K are embedded within the Inline XBRL document.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL BANCOMPANY, INC.

Date:	February 5, 2026	By:	/s/ James K. Ciroli
Name: James K. Ciroli
Title: Chief Financial Officer (Principal Financial Officer and Authorized Officer)